Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [text block] [Abstract]
SUBSEQUENT EVENTS
NOTE 24:-	SUBSEQUENT EVENTS

a)	In March 2022, Formula declared a cash dividend of approximately NIS 39,213 (approximately $11,930) or NIS 2.56 per share (approximately $0.78 per share) to shareholders of record on April 12, 2022 that was paid on April 26, 2022.

b)	On December 2, 2021, Magic Software entered into a Share Purchase Agreement (“the Agreement”) to acquire 50.1% of the outstanding share capital of Vidstart Ltd. (“Vidstart”). Vidstart is a provider of a video advertising platform that offers personalized automated methods and real-time smart optimization, helping its clients achieve high yields in the competitive digital ecosystem. The final closing and execution of the Agreement occurred on January 27, 2022. The total purchase price was approximately $11,292 in cash. Furthermore, according to the Agreement, Magic Software is obliged to purchase the remainder of Vidstart’s shares (30% on December 31, 2022 and 19.9% on December 31, 2023) for a price to be determined based on Vidstart’s future operating results during 2022 and 2023.

c)	On March 31, 2022, Magic Software entered into a secured credit agreement with an Israeli bank pursuant to which Magic Software borrowed $25,000 for a five-year term (the “Bank Loan”). The Bank Loan will mature on March 31, 2027, and will be repaid in 5 equal annual installments, whereas the interest will be paid and calculated on a quarterly basis. The Bank Loan bears interest at the rate SOFR + 2.25%.